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                THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                -------------------------------------------------


         THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") dated as of the 15th day of November, 2002, is made by and between CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Seller"), and CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Purchaser").

                              W I T N E S S E T H:


         WHEREAS, Seller and Purchaser have entered into that certain Agreement of Purchase and Sale having an Effective Date of August 14, 2002, as amended by that certain First Amendment to Agreement of Purchase and Sale between the parties made September 12, 2002 and that Second Amendment to Agreement of Purchase and Sale between the parties made October 31, 2002, pertaining to certain improved real property located in Camp Hill, Pennsylvania, as more particularly described therein (as amended, the "Agreement"); and

         WHEREAS, Seller and Purchaser hereby desire to amend the Agreement as hereinafter set forth:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Purchaser hereby agree as follows:

1. All capitalized terms used herein shall have the same meaning as defined in the Agreement, unless otherwise defined in this Amendment.

2. The Closing Date is hereby changed to on or before November 20, 2002, with the transfer of funds to Seller to be completed before 2:00 p.m. Eastern Time. In the event the transfer of funds to Seller is completed after 2:00 p.m. on the Closing Date, Purchaser shall pay to Seller such amount as is reasonably calculated by Seller to be the loss in the rate of return of investment of the sale proceeds for the date of closing, due to Seller's investment of such funds after 2:00 p.m.

3. Purchaser shall pay to Seller an extension fee equal to $2,500.00 multiplied by the number of days from November 15, 2002 until the Closing (the "Extension Fee"). For example: If the closing occurs before 2:00 p.m. on November 20, 2002, the Extension Fee shall be $12,500.00.

4. In the event receivables due from the Four Seasons Diner tenant are not paid in full prior to the Closing, such receivables shall be for the benefit of Purchaser from and after the Closing, and Seller shall have no right or interest therein. This provision shall survive the Closing and the delivery and acceptance of the Deed.

5. Except as specifically amended hereby, the Agreement shall remain unmodified, in full force and effect, and enforceable in accordance with its terms.

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6.       This Amendment shall be governed by and construed under the laws of the
         Commonwealth of Pennsylvania, without regard for or application of any conflicts of laws provisions thereof.

7. Except as may be specifically provided herein, this Amendment shall in no way be construed to relieve either party of any obligation or liability under the Agreement. In the event that a provision of the Agreement conflicts or is inconsistent with a provision of this Amendment, the provisions of this Amendment shall control.

8. No further amendments or modifications to the Agreement will be valid unless in writing and executed by both Seller and Purchaser.

9. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                  SELLER:

                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation

                                  By:  CIGNA Investments, Inc.


                                       By:     __________________________
                                               Name:
                                               Title:



                                  PURCHASER:

                                  CEDAR INCOME FUND PARTNERSHIP, L.P.,
                                  a Delaware limited partnership


                                  By:  ________________________________
                                       Name:
                                       Title:

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